SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2) [ X ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12

                              MERIDIAN DATA, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:
        (2)    Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
        (4)    Proposed maximum aggregate value of transaction:
        (5)    Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:
        (2)    Form, Schedule or Registration Statement No.:
        (3)    Filing Party:
        (4)    Date Filed:

                               MERIDIAN DATA, INC.
                                 ---------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1999
                                 ---------------
TO THE STOCKHOLDERS:
         Notice is hereby given that the 1999 Annual Meeting of Stockholders of Meridian Data, Inc., a corporation organized under the laws of the State of Delaware, (the "Company") will be held on Wednesday, April 21, 1999 at 9:30 a.m., local time, at The Inn at Pasatiempo, located at 555 Highway 17, Santa Cruz, California 95060 for the following purposes:
         1.   to elect five directors of the Company;

         2. to amend the 1997 Incentive Stock Plan to increase the number of shares reserved for issuance thereunder by 300,000 to 1,600,000;

         3. to amend the 1992 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 100,000 to 500,000;

         4. to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the 1999 fiscal year; and

         5. to transact such other business as may properly come before the meeting or any adjournment thereof.

     These matters are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on February 26, 1999 are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                                              By Order of The Board of Directors

                                              /s/ Mario M. Rosati
                                              Mario M. Rosati
                                              Secretary
Scotts Valley, California
March 18, 1999

--------------------------------------------------------------------------------
                                   *IMPORTANT*
To ensure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope. If you attend the meeting, you may vote in person even if you returned a proxy.
--------------------------------------------------------------------------------

                               MERIDIAN DATA, INC.
                                 ---------------

                                 PROXY STATEMENT
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                 ---------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING
General

     The enclosed proxy is solicited on behalf of the Board of Directors of Meridian Data, Inc. ("Meridian" or the "Company") for use at the Annual Meeting of Stockholders to be held on April 21, 1999 at 9:30 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Inn at Pasatiempo, located at 555 Highway 17, Santa Cruz, California 95060. The Company's principal executive offices are located at 5615 Scotts Valley Drive, Scotts Valley, California 95066. The Company's telephone number is (831) 438-3100.

     This Proxy Statement is being mailed on or about March 18, 1999 to all stockholders entitled to vote at the meeting.

Record Date; Quorum; Required Vote

         The holders of Common Stock of record at the close of business on February 26, 1999 are entitled to vote at the Annual Meeting. As of February 26, 1999, 8,134,660 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote. Stockholders will not be entitled to cumulate their votes in the election of directors.

         The presence, in person or by proxy, of stockholders entitled to vote at least a majority of the shares of Common Stock issued and outstanding as of February 26, 1999 constitutes a quorum for adopting the proposals at the Annual Meeting. A plurality of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors. In the other proposals, the affirmative vote of the majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the proposals is required for approval.

         Under the Delaware General Corporation Law, abstentions and broker "non-votes" are treated as shares that are entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal or has not received voting instructions from the beneficial owner.

         Abstentions  are  treated  as shares  that are  present  at the  Annual
Meeting, but not as an affirmative vote on any matter submitted to the stockholders for a vote. Thus, abstentions are included in the tabulation of the voting results on the proposals requiring an affirmative vote of a majority of the shares present at the Annual Meeting and, therefore, have the effect of votes in opposition. On the contrary, broker "non-votes" are not treated as shares that are present at the Annual Meeting. Thus, broker "non-votes" are not included in the tabulation of the voting results on the proposals requiring an affirmative vote of a majority of the shares present at the Annual Meeting and, therefore, do not have the effect of votes in opposition in such tabulations.

         Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the amendment to the 1997 Incentive Stock Plan, FOR the amendment to the 1992 Employee Stock Purchase Plan, FOR the ratification of the appointment of PricewaterhouseCoopers LLP and, as the proxy holders deem advisable, on other matters that may come before the meeting.

Proxy Solicitation

         The cost of soliciting proxies will be borne by the Company. The Company may retain the services of its transfer agent, Boston EquiServe, or other proxy solicitors to solicit proxies, for which the Company estimates that it would pay a fee not to exceed $7,500. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. The last vote will be the vote that is counted.

Share Ownership

         The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of March 1, 1999 by (i) each person known by the Company to be a beneficial owner of five percent (5%) or more of the Company's outstanding Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table below and (iv) all directors and executive officers as a group:


Five Percent Stockholders, Directors               Shares Beneficially Owned (1)
     and Executive Officers                                   Number    Percent
--------------------------------------------------------------------------------
ROI Capital Management, Inc. (2).............................624,900        7.7%
   17 E. Sir Francis Drake Blvd., Suite 225
   Larkspur, CA 94939

Dimensional Fund Advisors (3)................................579,000        7.1%
   1299 Ocean Avenue
   Santa Monica, CA 90401

Charlie Bass (4).............................................220,288        2.7%

Gianluca U. Rattazzi (5).....................................198,102        2.4%

Erik E. Miller (6)...........................................113,347        1.4%

Shmuel Shottan (7)........................................... 95,392        1.2%

Charles Joseph (8)............................................38,870         *

Pierluigi Zappacosta (9)......................................32,000         *

Peter R. Johnson (10).........................................27,500         *

Mario M. Rosati (11)..........................................27,500         *

All executive officers and directors
     as group (8 persons) (12)...............................752,999        8.5%

* Less than 1%.
(1) Applicable percentage ownership based on 8,134,660 shares of Common Stock outstanding as of March 1, 1999. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after March 1,1999 are deemed to be beneficially owned by the person holding such option for computing the percentage ownership of such person but are not treated as outstanding for computing the percentage of any other person.
(2) ROI Capital Management, Inc. ("ROI") is an investment advisor registered under the Investment Advisors Act of 1940. Mark T. Boyer and Mitchell J. Soboleski are the sole shareholders of ROI. ROI is deemed to be the beneficial owner of the number of securities reflected opposite its name in the table above pursuant to separate arrangements whereby it acts as investment adviser to certain persons, in which it also holds an ownership interest. Each person for whom ROI acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Mark T. Boyer and Mitchell J. Soboleski are deemed to be the beneficial owners of the number of securities reflected opposite ROI's name in the table above pursuant to their ownership interests in ROI.
(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles are the "Portfolios." In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities reflected opposite its name in the table above that are owned by the Portfolios. All securities reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.
(4) Includes 46,165 shares held by The Bass Trust, U/D/T/ Dated April 29, 1988, of which Dr. Bass is the trustee. Also includes 73,290 shares subject to options held by The Bass Trust, which are exercisable within 60 days after March 1, 1998 and 100,833 shares subject to options held by Bass Associates, which are exercisable within 60 days after March 1, 1999. Dr. Bass disclaims beneficial ownership of the shares and options held by Bass Associates, except to the extent of his proportionate interest therein.
(5) Consists of 198,102 shares subject to options exercisable within 60 days after March 1, 1999.
(6) Includes 83,511 shares subject to options exercisable within 60 days after March 1, 1999.
(7) Consists of 95,392 shares subject to options exercisable within 60 days after March 1, 1999.
(8) Consists of 38,870 shares subject to options exercisable within 60 days after March 1, 1999.
(9) Consists of 32,000 shares subject to options exercisable within 60 days after March 1, 1999.
(10) Consists of 27,500 shares subject to options exercisable within 60 days after March 1, 1999.
(11) Consists of 27,500 shares subject to options exercisable within 60 days after March 1, 1999.
(12) Includes 676,999 shares subject to options exercisable within 60 days after March 1, 1999.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

Nominees
         A board of five directors will be elected at the Annual Meeting. The Company's Bylaws authorize a board of five to seven directors, currently set at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees of the Board of Directors named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them so as to assure the election of as many of the Board's nominees as possible. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until that person's successor has been elected.

         The Board of Directors recommends the following nominees:
                                                                        Director
Name of Nominee         Age   Principal Occupation                         Since
Charlie Bass.........    56   Chairman of the Board of Directors
                              of Meridian Data, Inc.                        1988

Peter R. Johnson.....    50   Chairman of the Board of Directors
                              of QRS Corporation                            1995

Gianluca U. Rattazzi.    46   President and Chief Executive Officer
                              of Meridian Data, Inc.                        1988

Mario M. Rosati......    52   Member of Wilson Sonsini Goodrich & Rosati    1995

Pierluigi Zappacosta.    49   Chairman of Digital Persona, Inc.             1992

         Dr. Bass co-founded the Company in July 1988 and has been the Chairman of the Board of Directors since July 1991. Dr. Bass was also Chairman of the Board of Directors from the Company's inception to August 1990. From July 1991 to October 1992, Dr. Bass served as Chief Executive Officer of the Company. Dr. Bass is also a director of Socket Communications, Inc., a company that develops data communication solutions for the mobile computer market and Solopoint, Inc., a company that develops personal communications management solutions. Dr. Bass is also a consulting professor of electrical engineering at Stanford University. Dr. Bass was a co-founder and a director of Ungermann-Bass, Inc., a networking company which is now a wholly-owned subsidiary of Compaq Computer Corporation. Dr. Bass holds a Ph.D. in Electrical Engineering from the University of Hawaii.

         Mr. Johnson became director of the Company in April 1995. He founded QRS Corporation (QRS), a company that provides electronic commerce and merchandise solutions, and has been QRS's Chairman since its inception in 1988. Mr. Johnson also founded PRJ, a software company, and served as its Chairman and Chief Executive Officer from its inception in 1984 until it was acquired by UNIQUEST, Inc. in May 1993. Mr. Johnson is an investor in and a consultant to a number of technology companies.

         Dr. Rattazzi co-founded the Company in July 1988. He has served as President and a director of the Company since inception and was appointed Chief Executive Officer in October 1992. Dr. Rattazzi is also a director of Socket Communications, Inc., a company that develops data communication solutions for the mobile computer market. From 1985 to 1988, Dr. Rattazzi held various executive level positions at Virtual Microsystems, Inc., a computer peripheral networking company, most recently as President. Dr. Rattazzi holds an M.S.
degree in Electrical Engineering and Computer Science from the University of California, Berkeley, and a Ph.D. in Physics from the University of Rome, Italy.

         Mr. Rosati became a director of the Company in January 1995. For more than the past five years, he has been a member of Wilson Sonsini Goodrich & Rosati, a law firm that provides counsel to the Company. Mr. Rosati is also a director of Aehr Test Systems, a burn-in and parallel test technology company, Genus, Inc., a manufacturer of semiconductor equipment, Ross Systems, Inc., a software applications company and Sanmina Corporation, an electronics contract manufacturer.

     Mr. Zappacosta became a director of the Company in October 1992. He co-founded Logitech, Inc., a peripherals manufacturer, in 1981 and served as its President and Vice-Chairman until 1998. Mr. Zappacosta is currently the Chairman of Digital Persona, Inc. a privately-held computer peripherals company that he co-founded. Mr. Zappacosta holds a Laureate degree in Electrical Engineering from the University of Rome, Italy and an M.S. degree in Computer Science from Stanford University.

Required Vote; Recommendation of the Board of Directors
         The five nominees receiving the highest number of votes of the shares present, in person or represented by proxy, at the Annual Meeting is required for the election of directors.
         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES.

Board Meetings and Committees
         The Board of Directors of the Company held five meetings during 1998 and did not act by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors. The Board of Directors has a standing compensation committee and audit committee. However, there is no standing nominating committee.
         The Compensation Committee consisted of directors Johnson and Zappacosta in 1998. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for employees of and consultants to the Company. In addition, the Compensation Committee has the authority and power to grant stock options. No member of the Compensation Committee is an officer or employee of the Company. The Compensation Committee did not meet during 1998 and did not act by unanimous written consent.
         The Audit Committee consisted of directors Bass and Rosati in 1998. The Audit Committee recommends the engagement of the Company's independent accountants and is primarily responsible for reviewing the results and scope of the audit and other services provided by the Company's independent accountants. No member of the Audit Committee is an officer or employee of the Company. The Audit Committee did not meet during 1998 and did not act by unanimous written consent. However, PricewaterhouseCoopers LLP reported to the full Board of Directors during the year concerning various accounting issues and provided the Board with a report on the scope and results of its audit for the fiscal year ended December 31, 1997.

Director Compensation
         The Company's non-employee directors ("Outside Directors") currently receive a $6,000 retainer for service on the board of directors and any committee thereof, and directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. Employee Directors are eligible to receive stock option grants under either the Company's 1997 Incentive Stock Plan.
         Outside Directors are eligible to receive stock option grants under the 1995 Director Option Plan (the "Director Plan"). The Director Plan provides that each new Outside Director that joins the Board will automatically be granted an option at fair market value to purchase 12,500 shares of Common Stock upon the date on which such person first becomes an Outside Director. The shares subject to such option vest at a rate of twenty-five percent (25%) per year following the date of grant so long as the optionee remains a director of the Company. The Director Plan also provides for the grant of options to Outside Directors pursuant to a nondiscretionary, automatic grant mechanism, whereby each Outside Director is granted an option at fair market value to purchase 5,000 shares on the date of each Annual Meeting of Stockholders, provided such director is reelected. These shares subject to such option vest ratably over the eight months following the month of grant so long as the optionee remains a director of the Company.

                         EXECUTIVE OFFICER COMPENSATION

Compensation Tables
         Summary Compensation Table. The following table sets forth the compensation paid by the Company during the fiscal year ended December 31, 1998 to (i) the Chief Executive Officer and (ii) each of the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000:

                           Summary Compensation Table

                                                                         Long-Term Compensation
                                                                        ------------------------
                                                  Annual Compensation               Securities
                                               ----------------------               Underlying
Name and Principal Position                    Fiscal Year     Salary      Bonus  Options/SARs (#)
-------------------------------------------------------------------------------------------------
Gianluca U. Rattazzi...........................       1998    $271,411  $ 88,000       495,003(1)
   President and Chief Executive Officer              1997     240,000    84,700       250,000
                                                      1996     220,000   175,600             0

Erik E. Miller.................................       1998    $145,000  $ 47,000       172,950(2)
   Senior Vice President, Finance and                 1997     135,000    45,900        80,000
        Chief Financial Officer                       1996     120,000    70,200             0

Shmuel Shottan.................................       1998    $175,000  $ 47,000       192,000(3)
   Senior Vice President, Engineering                 1997     160,000    47,800       100,000
        and Chief Technical Officer                   1996     140,000    65,500             0

Charles Joseph.................................       1998    $201,200  $ 82,500       140,000(3)
   Executive Vice President, Sales                    1997     165,000    62,423       140,000(4)
        and Marketing                                 1996      25,385     5,384       110,000

(1) Consists of 100,000 shares underlying an option granted in April 1998 that was cancelled and re-granted in connection with the Company's stock option repricing in October 1998 and 395,003 shares underlying options granted prior to 1998 that were cancelled and re-granted in connection with the repricing. See "Report of the Compensation Committee--Stock Option Exchange."

(2) Consists of 10,000 shares underlying an option granted in April 1998 that was cancelled and re-granted in connection with the Company's stock option repricing in October 1998 and 162,950 shares underlying options granted prior to 1998 that were cancelled and re-granted in connection with the repricing. See "Report of the Compensation Committee--Stock Option Exchange."

(3) Consists of shares underlying options that were cancelled and re-granted in connection with the Company's stock option repricing in October 1998. See "Report of the Compensation Committee--Stock Option Exchange."

(4)  Includes  110,000  shares  underlying   options  that  were  cancelled  and
     re-granted in connection with the Company's stock option repricing in April 1997.

Stock Option Information
         Option/SAR Grants in Last Fiscal Year. The following table sets forth certain information for the year ended December 31, 1998, with respect to each grant of stock options to the individuals named in the Summary Compensation
Table:

                                            Individual Grants                         Potential Realizable
                        --------------------------------------------------------     Value at Assumed Annual
                                           % of Total                                 Rates of Stock Price
                           Number of     Options Granted   Exercise                     Appreciation for
                          Underlying     To Employees in   Price per   Expiration        Option Term (5)
Name                    Options Granted  Fiscal Year(3)    Share(4)       Date           5%            10%
--------------------    ---------------  ---------------   --------    ---------     --------       --------
Gianluca U. Rattazzi         100,000 (2)         5.1%      $1.4375      4/22/08       $90,404       $229,100
                             250,000 (1)        12.7%      $1.4375      4/24/07      $198,134       $488,012
                              69,480 (1)         3.5%      $1.4375      1/27/05       $40,660        $94,755
                              37,761 (1)         1.9%      $1.4375      7/29/04       $18,461        $41,881
                              37,762 (1)         1.9%      $1.4375      4/21/04       $18,461        $41,883

Erik E. Miller                10,000 (2)         0.5%      $1.4375      4/22/08        $9,040        $22,910
                              80,000 (1)         4.1%      $1.4375      4/24/07       $63,403       $156,164
                              55,000 (1)         2.8%      $1.4375      4/27/05       $32,186        $75,008
                              12,500 (1)         0.6%      $1.4375      7/29/04        $6,111        $13,864
                              12,500 (1)         0.6%      $1.4375      4/21/04        $6,111        $13,864
                               2,950 (1)         0.1%      $1.4375     10/22/02          $914         $1,968

Shmuel Shottan               100,000 (1)         5.1%      $1.4375      4/24/07       $79,253       $195,205
                              20,000 (1)         1.0%      $1.4375      7/18/05       $11,704        $27,276
                              22,000 (1)         1.1%      $1.4375      1/27/05       $12,875        $30,003
                              50,000 (1)         2.5%      $1.4375      4/21/04       $24,444        $55,456

Charles Joseph               110,000 (1)         5.6%      $1.4375      4/27/07       $87,179       $214,725
                              30,000 (1)         1.5%      $1.4375      4/24/07       $23,776        $58,561

(1) Consists of options that were cancelled and re-granted in connection with the Company's stock option repricing in October 1998. The vesting schedules with respect to the vested portion of the cancelled options were amended to provide that fifty percent (50%) of the shares underlying the repriced options became exercisable on November 10, 1998 and the remaining fifty (50%) of such shares become exercisable ratably each month over two years, beginning December 1, 1998. The vesting schedules with respect to the unvested portion of the cancelled options continue to become exercisable ratably each month pursuant to their original vesting schedule.

(2) Consists of options that were cancelled and re-granted in connection with the Company's stock option repricing in October 1998. The vesting schedules of such options were amended to provide that the shares underlying such options become exercisable ratably each month over 4 years, beginning December 1, 1998.

(3) Based on an aggregate of 1,971,772 options granted in 1998, including options granted to the individuals named in the Summary Compensation Table above.

(4) Options are granted at an exercise price equal to the closing market per share price on the date of grant.

(5) In accordance with the rules of the SEC, shown are the gains or "option spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the shares acquired and the value realized on each exercise of stock options during the fiscal year ended December 31, 1998 and the fiscal year end number and value of exercisable and unexercisable options:

                     Aggregate Option/SAR Exercises in 1998
                            and 1998 Year-End Values

                                                                                 Value of Unexercised
                       Shares                    Number of Unexercised         in-the-Money Options at
                    Acquired on     Value       Options at 12/31/98 (#)            12/31/98 ($)(1)
Name                Exercise (#)  Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------   ------------  --------     ------------  -------------   -----------   -------------
Gianluca Rattazzi       -         $  -              136,752        358,251       $94,017        $246,298

Erik E. Miller          -         $  -               63,370        110,580       $42,879         $76,024

Shmuel Shottan          -         $  -               69,598        122,402       $47,849         $84,151

Charles Joseph          -         $  -               30,665        109,335       $21,082         $75,168

(1) Based upon a fair market value of $2.125 per share as of December 31, 1998 less the exercise price per share.

Employment  Contracts
     There are no employment contracts between the Company and any of the executive officers named in the Summary Compensation Table above, except that such officers are entitled to severance pay equal to up to six months' salary in the event of termination of employment without cause.

                      REPORT OF THE COMPENSATION COMMITTEE

     The  following  report is  provided to  stockholders  by the members of the
Compensation   Committee  of  the  Board  of  Directors.   The  members  of  the
Compensation Committee are Peter R. Johnson and Pierluigi Zappacosta.

         The Compensation Committee is responsible for making recommendations to the Board of Directors concerning sales and incentive compensation for employees of and consultants to the Company, except that the Compensation Committee has sole authority and power to grant stock options to the Company's executive officers.

         The goal of the Company's compensation policies is to align executive compensation with business objectives, corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

o    The Company pays competitively for experienced,  highly skilled executives:
     The Company operates in a competitive and rapidly changing high technology business environment. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size, location, and with comparable responsibilities. The individual executive's salary is adjusted annually based on individual performance, corporate performance, and the relative compensation of the individual compared to the comparable medians.

o The Company rewards executives for superior performance: The Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. Individual performance goals are based on specific objectives which must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in a high technology business environment, performance in excess of the corporate goals results in higher bonuses. Bonuses are paid quarterly after the Board of Directors has reviewed the prior quarters results.

o    The Company strives to align long-term stockholder and executive interests:
     In order to align the long-term interests of executives with those of stockholders, the Company grants all employees, and particularly executives, options to purchase stock. Options are granted at the fair market value on the date of grant and will provide value only when the price of the Common Stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time based on individual performance and the prior level of grants.

Policy on Deductibility of Compensation
         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the tax deductibility by a company of compensation in excess of $1,000,000 paid to any of its five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of outside directors as defined in the Code for purposes of Section 162(m). All of the members of the Company's Compensation Committee qualify as outside directors.
         While the tax impact of any compensation arrangement is one factor to be considered, the Compensation Committee evaluates such impact in light of its overall compensation philosophy. The Compensation Committee intends to establish executive officer compensation programs which will maximize the Company's deduction if the Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders.

Stock Option Exchange
         On October 27, 1998, the Board of Directors offered all employees, excluding the officers set forth in the table below, the opportunity to exchange their outstanding stock options for new options that would be exercisable at the fair market value of the Company's Common Stock as of the closing of the stock market on November 9, 1998 ($1.563). In addition, the Board of Directors offered the executive officers set forth in the table below the opportunity to exchange their outstanding stock options for new options that would be exercisable at the fair market value of the Company's Common Stock as of the closing of the stock market on October 28, 1998 ($1.4375). The repriced options would otherwise be identical to the original options except that the repriced options would be subject to a revised vesting schedule.

         With respect to options that were outstanding for at least one year, the vesting schedules with respect to the vested portion of the such options were amended to provide that fifty percent (50%) of the shares underlying such options became exercisable on November 10, 1998 and the remaining fifty (50%) of such shares become exercisable ratably each month over two years, beginning December 1, 1998. The vesting schedules with respect to the unvested portion of such options continue to become exercisable ratably each month pursuant to their original vesting schedule.

         With respect to option that were outstanding for less than one year, the vesting schedules of such options were amended to provide that the shares underlying such options become exercisable ratably each month over 4 years, beginning December 1, 1998.

         The stock option exchange was an acknowledgment of the importance to the Company of its employees and of the incentive to employees represented by stock options, especially in considering alternative opportunities. The Board considered such factors as the competitive environment for obtaining and retaining qualified employees and the overall benefit to the stockholders from a highly motivated group of employees.

         The following table sets forth, as to all executive officers of the Company, certain information concerning the repricing of all such officers options since the Company's inception.

                                                Ten-Year Option Repricing Table

                                                                                Length of
                              Number of                                          Original
                             Securities   Market Price   Exercise              Option Term
                             Underlying   of Stock at    Price at       New    Remaining at
                               Options      Time of      Time of     Exercise    Date of
Name                  Date    Repriced     Repricing    Repricing      Price    Repricing
Charles Joseph      10/28/98   110,000      $1.4375        $3.375     $1.4375  8 yrs, 178 days
                    10/28/98    30,000      $1.4375        $3.375     $1.4375  8 yrs, 178 days
                    04/24/97   110,000      $3.3750        $7.375     $3.3750  9 yrs, 194 days

Erik E. Miller      10/28/98     2,950      $1.4375        $7.500     $1.4375  3 yrs, 359 days
                    10/28/98    12,500      $1.4375        $6.500     $1.4375  5 yrs, 176 days
                    10/28/98    12,500      $1.4375        $4.000     $1.4375  5 yrs, 275 days
                    10/28/98    55,000      $1.4375        $5.125     $1.4375  6 yrs., 91 days
                    10/28/98    80,000      $1.4375        $3.375     $1.4375  8 yrs, 178 days
                    10/28/98    10,000      $1.4375        $6.313     $1.4375  9 yrs, 177 days

Gianluca Rattazzi   10/28/98    37,762      $1.4375        $6.500     $1.4375  5 yrs, 176 days
                    10/28/98    37,761      $1.4375        $4.000     $1.4375  5 yrs, 275 days
                    10/28/98    69,480      $1.4375        $5.125     $1.4375  6 yrs,  91 days
                    10/28/98   250,000      $1.4375        $3.375     $1.4375  8 yrs, 178 days
                    10/28/98   100,000      $1.4375        $6.313     $1.4375  9 yrs, 177 days

Shmuel Shottan      10/28/98    50,000      $1.4375        $6.500     $1.4375  5 yrs, 186 days
                    10/28/98    22,000      $1.4375        $5.125     $1.4375  6 yrs., 91 days
                    10/28/98    20,000      $1.4375        $6.125     $1.4375  6 yrs, 263 days
                    10/28/98   100,000      $1.4375        $3.375     $1.4375  8 yrs, 178 days
                    04/21/94    50,000      $6.5000       $22.500     $6.5000  9 yrs, 175 days

Compensation of Gianluca U. Rattazzi, President and Chief Executive Officer
         During 1998, the compensation of Dr. Rattazzi was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Dr. Rattazzi's compensation for 1998 is set forth in the Summary Compensation Table appearing on page 6. Based on the Company's quarterly performance during 1998, Dr. Rattazzi was paid quarterly bonuses based on the degree to which he attained both individual and corporate goals. Neither Dr. Rattazzi nor any other executive received a salary increase for 1999.

Summary
         The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company's products.

                                                         Respectfully submitted,

                                                                Peter R. Johnson
                                                            Pierluigi Zappacosta



                           FIVE-YEAR PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return of the Company's Common Stock with the cumulative total return of (i) the NASDAQ Broad Market Index and (ii) a group of peer issuers consisting of Tricord Systems, Inc., Auspex, Inc., Compaq Computer Corporation and Dell Computer Corporation, the Company's principal competitors in the network server market. The returns of each of the companies included in the group of peer issuers have been weighted according to their respective stock market capitalization.

         3/30/93  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98   % RETURN
          -----------------------------------------------------------------------------
MDCD       100.00   100.00     33.33     90.63     56.78      32.81    17.71    -82.29%
Peers      100.00    54.04     77.23     96.46    142.08     235.78   718.67    618.67
Nasdaq     100.00   113.35    110.15    156.72    192.72     236.43   332.36    232.36


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock to file certain reports of ownership with the SEC and with the National Association of Securities Dealers. Such officers, directors and stockholders are also required by SEC rules to provide the Company with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all such filing requirements were met during 1998.

                                 PROPOSAL NO. 2:
                   AMENDMENT OF THE 1997 INCENTIVE STOCK PLAN

Proposal
         The Board of Directors of the Company amended the Company's 1997 Incentive Stock Plan (the "Stock Plan") on January 20, 1998, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 300,000 to 1,600,000.

Summary of Plan

     Purpose. The purposes of the Stock Plan are to attract and retain the best available personnel, to provide additional incentive to employees and directors of the Company and to promote the success of the Company's business.

     Status of Shares. Of the 1,300,000 shares authorized prior to the amendment described above, 919,191 shares are currently subject to outstanding options and 379,965 remained available for future grant as of December 31, 1998.

     Administration. The Stock Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

     Eligibility. The Stock Plan provides that options and stock purchase rights may be granted to employees and consultants of the Company and its majority-owned subsidiaries. Only employees may be granted "incentive stock options" as defined in Section 422 of the Code. Employees or consultants may be granted "stock purchase rights." The Administrator selects the optionees and determines the number of shares to be subject to each option.

     Exercise Price. The exercise price of options granted under the Stock Plan is determined by the Administrator at the time options are granted. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. However, the exercise price of incentive stock options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company must not be less than 110% of the fair market value on the date of grant. The Common Stock is currently traded on The Nasdaq Stock Market. While the Company's stock is traded on The Nasdaq Stock Market, the fair market value is the reported closing price on the date of grant.

     Performance-Based Compensation Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. Accordingly, the Stock Plan provides that no employee shall be granted in any fiscal year of the Company options or stock purchase rights to acquire in the aggregate 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 500,000 shares of Common Stock. The foregoing limitations, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements of Section 162(m) of the Code.

     Exercisability. Options granted to new optionees under the Stock Plan generally become exercisable starting one year after the date of grant with twenty-five percent (25%) of the shares covered thereby becoming exercisable at that time and with an additional one forty-eighth (1/48th) of the total number of option shares becoming exercisable at the end of each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option may not exceed ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

     Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the Stock Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

     Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger or sale of assets involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

     Amendment and Termination. The Administrator may at any time amend or terminate the Stock Plan without approval of the stockholders; provided, however, that the Company will obtain stockholder approval of any amendment to the Stock Plan to the extent necessary to comply with Rule 16b-3 under the Exchange Act, with Section 422 of the Code, or with any other applicable law or regulation, including requirements of the NASD or any established stock exchange. Any amendment or termination of the Stock Plan is subject to the rights of optionees under agreements entered into prior to such amendment or termination. The Stock Plan will terminate by its own terms in 2007. Federal

Income Tax Consequences

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held for more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held for more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

         Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

         The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Required Vote; Recommendation of the Board of Directors
         Approval of the amendment to the Stock Plan requires the affirmative vote of the majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on such amendment.
         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE STOCK PLAN.


                                 PROPOSAL NO. 3:
               AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN

Proposal

     The Board of Directors of the Company amended the Company's 1992 Employee Stock Purchase Plan (the "ESPP") on January 20, 1998, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 100,000 to 500,000.

Summary of the ESPP

     Purpose. The purpose of the ESPP is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

     Status of Shares. Of the 400,000 shares authorized prior to the amendment described above, 346,562 shares had been purchased as of December 31, 1998, and 53,438 shares remained available for future purchase as of such date.

     Administration. The ESPP is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the ESPP are determined by the Administrator, whose decisions are final and binding upon all participants.

     Eligibility and Participation. Any person who is employed by the Company (or any of its majority-owned subsidiaries) for 20 hours per week and more than five months in a calendar year is eligible to participate in the ESPP, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the ESPP by delivering to the Company a subscription agreement authorizing payroll deductions five business days prior to the applicable enrollment date, unless a later time for filing the subscription agreement has been set for all eligible employees. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

     Offering Dates. The ESPP has six month offering periods beginning on the first trading day on or after May 1 and November 1. Shares are purchased for participating employees once every six months on the last day of each purchase period (the last day of each purchase period being the "Exercise Date"). The Board may alter the duration of the offering periods and purchase periods without stockholder approval.

     Purchase Price. The purchase price per share at which shares will be sold under the ESPP is the lower of 85% of the fair market value of the Common Stock on the first day of each offering period or 85% of the fair market value of the Common Stock on the Exercise Date.

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which includes the base straight time gross earnings, commissions and shift premium, but excluding incentive compensation and payments, bonuses or other compensation. A participant may at any time discontinue his or her participation in the ESPP or may increase or decrease the rate of payroll deductions. Payroll deductions shall commence on the first payday in the offering period, and shall continue at the same rate until the end of the offering period and for consecutive offering periods unless sooner terminated as provided in the ESPP. All payroll deductions are credited to the participant's account under the ESPP and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     Purchase of Stock. At the beginning of each offering period, by executing a subscription agreement to participate in the ESPP, each participant is in effect granted an option to purchase shares of Common Stock on each Exercise Date. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of participant's total payroll deductions to be accumulated during the offering period by the applicable purchase price. Unless a participant withdraws from the ESPP, such participant's option for the purchase of shares will be exercised automatically at the end of the offering period for the maximum number of shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the ESPP or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to all Company stock purchase plans in any calendar year.

     Withdrawal. A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the ESPP. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. The failure to maintain continuous status as an employee of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering period. The ESPP also provides that participants will be deemed to have withdrawn from an offering during certain leaves of absence. Generally, a participant's withdrawal from an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods.

     Termination of Employee. Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

     Nontransferability. No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the ESPP.

     Amendment and Termination of the ESPP. The Board may at any time amend or terminate the ESPP, except that such termination shall not affect options previously granted, provided that an offering period may be terminated if the Board determines that such termination is in the best interests of the Company and its stockholders. No amendment may be made to the ESPP without prior approval of the stockholders of the Company if such amendment would constitute an amendment for which stockholder approval is required under the federal securities laws or the Code. In any event, the ESPP will terminate by its own terms in 2003.

Certain Federal Income Tax Information

     The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Required Vote; Recommendation of the Board of Directors
         Approval of the amendment to the ESPP requires the affirmative vote of the majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on such amendment.
         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ESPP.


                                 PROPOSAL NO. 4:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 1999 fiscal year and recommends that the stockholders ratify such appointment This firm has audited the Company's financial statements since 1992. In the event of a negative vote, the Board of Directors will reconsider its appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
         Ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of the majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on such ratification.
         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP.

                                  OTHER MATTERS

Other Proposed Action

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board may recommend or as the proxy holders, acting in their sole discretion, may determine.

Deadline for Receipt of Stockholder Proposals

         Stockholders who intend to present a proposal for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders must submit the proposal to the Company no later than December 1, 1999. Stockholders who intend to present a proposal at the 2000 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials for the 2000 Annual Meeting are required to provide notice of such proposal to the Company no later than February 1, 2000. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information Available

         THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A PAPER COPY OF THIS REPORT, BUT WITHOUT EXHIBITS, WITHOUT CHARGE, BY WRITING TO FORM 10-K, MERIDIAN DATA, INC., 5615 SCOTTS VALLEY ROAD, SUITE 200, SCOTTS VALLEY, CALIFORNIA 95066.


                                                          THE BOARD OF DIRECTORS


Dated:  March 18, 1999.

         This Proxy is solicited on behalf of the Board of Directors
                                    MERIDIAN
                                   DATA, INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1999

         The undersigned stockholder of MERIDIAN DATA, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 18, 1999, and the 1998 Annual Report to Stockholders and hereby appoints Gianluca U. Rattazzi and Erik E. Miller, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of MERIDIAN DATA, INC. to be held on April 21, 1999 at 9:30 a.m., local time, at The Inn at Pasatiempo located at 555 Highway 17, Santa Cruz, California 95060, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE
   SIDE                                                                  SIDE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1997 INCENTIVE STOCK PLAN, FOR THE AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         1.       ELECTION OF DIRECTORS:
                  Nominees: Charlie Bass; Peter R. Johnson; Gianluca U. Rattazzi
                            Mario M. Rosati; Pierluigi Zappacosta
                  [ ]  FOR all nominees   [ ] WITHHOLD FROM ALL NOMINEES


                  ___________________________________________
                  [ ]  For all nominees except as noted above

         [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW





         2. PROPOSAL TO APPROVE THE AMENDMENT TO THE 1997 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 300,000 TO 1,600,000:

                   [ ] FOR          [ ] AGAINST           [ ] ABSTAIN

         3. PROPOSAL TO APPROVE THE AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO 500,000 SHARES:

                   [ ] FOR          [ ] AGAINST           [ ] ABSTAIN

         4. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL 1999:

                   [ ] FOR          [ ] AGAINST           [ ] ABSTAIN

         5. TO TRANSACT SUCH OTHER BUSINESS, IN THEIR DISCRETION, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Either of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                                               Dated: ____________________, 1998


                                            -------------------------------
                                                       Signature


                                            -------------------------------
                                                       Signature

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                   EXHIBIT A

                               MERIDIAN DATA, INC.
                                 1997 STOCK PLAN

                     (As Amended Effective April 21, 1999)


        1.     Purposes of the Plan.  The purposes of this Stock Plan are:

               - to attract and retain the best available personnel for positions of substantial responsibility,

               - to provide additional incentive to Employees, Directors and Consultants, and

               -  to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

           (c)  "Board" means the Board of Directors of the Company.

           (d)  "Code" means the Internal Revenue Code of 1986, as amended.

           (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

           (f)  "Common Stock" means the common stock of the Company.

           (g)  "Company" means Meridian Data, Inc., a [Delaware] corporation.

           (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

           (i)  "Director" means a member of the Board.

           (j)  "Disability" means total and  permanent disability as defined in
                 Section 22(e)(3) of the Code.

           (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or
                (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

           (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system forthe last market tradingday prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

    (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

           (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

           (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

           (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant.The Notice of Grant is part of the Option Agreement.

           (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (r)  "Option" means a stock option granted pursuant to the Plan.

           (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

           (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

           (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

           (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

           (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (x)  "Plan" means this 1997 Stock Plan.

           (y)  "Restricted  Stock"  means  shares  of  Common  Stock   acquired
                pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

           (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb)  "Section 16(b)" means Section 16(b) of the Exchange Act.

          (cc)  "Service Provider" means an Employee, Director or Consultant.

          (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is nine hundred thousand (1,600,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a)     Procedure.

     (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

     (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

     (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

     (i) to determine the Fair Market Value;

     (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

     (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

     (iv) to approve forms of agreement for use under the Plan;

     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

     (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

     (vii) to institute an Option Exchange Program;

     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

     (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

     (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

     (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

     (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.     Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

     (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

     (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above. (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

     (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.     Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

     (i) In the case of an Incentive Stock Option

                              (A)  granted to an  Employee  who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

     (i) cash;

     (ii) check;

     (iii) promissory note;

     (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

     (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

     (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

     (vii) any combination of the foregoing methods of payment; or

     (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.    Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b)  Repurchase  Option.  Unless  the  Administrator   determines
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.
The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.
        12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                  EXHIBIT A-1

                                 1997 STOCK PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares Granted      _________________________

        Total Exercise Price                $_________________________

        Type of Option:                      ___      Incentive Stock Option

                                             ___      Nonstatutory Stock Option

        Term/Expiration Date:                _________________________


     Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:

        This Option may be exercised for thirty days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2.     Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to [Title] of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

             (a) cash; or

             (b) check;

             (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

             (d) surrender  of  other  Shares  which  (i) in  the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii)have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a)     Exercising the Option.

     (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               (b)     Disposition of Shares.

     (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                            MERIDIAN DATA, INC.



-----------------------------------      ---------------------------------------
Signature                                                     By

-----------------------------------      ---------------------------------------
Print Name                                                    Title

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                               ---------------------------------------
                               Spouse of Optionee

                                   EXHIBIT A-2

                                 1997 STOCK PLAN

                                 EXERCISE NOTICE


Meridian Data, Inc.
5615 Scotts Valley Drive
Scotts Valley, CA  95066


Attention:  [Title]

        1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Meridian Data, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated ______, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $________, as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                                        Accepted by:

PURCHASER:                                           MERIDIAN DATA, INC.


----------------------------------          ------------------------------------
Signature                                                     By

----------------------------------          ------------------------------------
Print Name                                                    Its


Address:                                                      Address:

_________________________________           Meridian Data, Inc.
_________________________________           5615 Scotts Valley Drive
                                            Scotts Valley, CA  95066

                                            --------------------------------
                                                       Date Received

                                  EXHIBIT A-3

                                 1997 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

        You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Price Per Share                     $________________________

        Total Number of Shares Subject      _________________________
          to This Stock Purchase Right

        Expiration Date:                    _________________________


        YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1997 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                    MERIDIAN DATA, INC.


---------------------------                 --------------------------------
Signature                                            By

---------------------------                 --------------------------------
Print Name                                           Title

                                   EXHIBIT A-4

                                 1997 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

        WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

        WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

        NOW THEREFORE, the parties agree as follows:

        1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

        2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

        3.     Repurchase Option.

               (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

               (b)  Whenever  the  Company  shall  have the right to  repurchase
Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

        4.     Release of Shares From Repurchase Option.

               (a) _______________________ percent (______%) of the Shares shall be released from the Company's Repurchase Option [one year] after the Date of Grant and __________________ percent (______%) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

               (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

               (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

        5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

        6.     Escrow of Shares.

               (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

               (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

               (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

               (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

               (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

        7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

               THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        10.    General Provisions.

               (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

               (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

               (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:  _____________________

PURCHASER:                                           MERIDIAN DATA, INC.

------------------------------              ----------------------------------
Signature                                                     By

------------------------------              ----------------------------------
Print Name                                                    Title

                                   EXHIBIT A-5

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto (----------) shares of the Common Stock of Meridian Data, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19


                                       Signature:______________________________



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-6

                            JOINT ESCROW INSTRUCTIONS

                                                              ___________, 19__

Corporate Secretary
Meridian Data, Inc.
5615 Scotts Valley Drive
Scotts Valley, CA  95066

Dear                  :

        As Escrow Agent for both Meridian Data, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.
Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


               COMPANY:             Meridian Data, Inc.
                                    5615 Scotts Valley Drive
                                    Scotts Valley, CA  95066

               PURCHASER:





               ESCROW AGENT:  Corporate Secretary
                              Meridian Data, Inc.
                              5615 Scotts Valley Drive
                              Scotts Valley, CA  95066

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                                Very truly yours,

                               MERIDIAN DATA, INC.


                                           -------------------------------------
                                           By

                                           -------------------------------------
                                                     Title

                                           PURCHASER:

                                           -------------------------------------
                                                     Signature


                                           -------------------------------------
                                                     Print Name


ESCROW AGENT:


-------------------------------------
Corporate Secretary

                                   EXHIBIT A-7

                                CONSENT OF SPOUSE


        I,  ____________________,  spouse of ___________________,  have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Meridian Data, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19


                               ------------------------------------------
                               Signature of Spouse

                                   EXHIBIT A-8

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                  TAXPAYER:                   SPOUSE:

        ADDRESS:

        IDENTIFICATION NO.:     TAXPAYER:                  SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: shares (the "Shares") of the Common Stock of Meridian Data, Inc. (the "Company").

3.      The date on which the property was transferred is:               , 19__.

4.      The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
        $---------------.

6.      The amount (if any) paid for such property is:

        $---------------.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  ___________________, 19____  ___________________________________________
                                                    Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19____  ___________________________________________
                                                Spouse of Taxpayer

                                   EXHIBIT B

                               MERIDIAN DATA, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                      (As Amended Effective April 21, 1999)


         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Meridian Data, Inc.

     (e) "Compensation" shall mean base straight time gross earnings, commissions, overtime and shift premium, exclusive of payments for incentive compensation, incentive payments, bonuses, and other compensation; provided that, for individuals who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, Compensation shall not include commissions."

     (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Offering Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following October 30, or commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following April 30. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (l) "Plan" shall mean this Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3.       Eligibility.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement and/or termination dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the schedule beginning of the first Offering Period to be effected thereafter.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee, for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

                  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.      Adjustments Upon Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         19.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   EXHIBIT B-1

                               MERIDIAN DATA, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


_____ Original Application          Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       _____________________________________  hereby elects to  participate in the Meridian Data, Inc. 1992 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print) -------------------------------------------------
                      (First)                  (Middle)          (Last)



------------------------------      --------------------------------
Relationship
                                    --------------------------------
                                                (Address)

Employee's Social
Security Number:                    --------------------------------


Employee's Address:                 --------------------------------

                                    --------------------------------

                                    --------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ___________________          ________________________________
                                    Signature of Employee

                                    --------------------------------
                                                Print Name

                                    --------------------------------
                                    Spouse's Signature (If beneficiary other
                                                       than spouse)

                                    --------------------------------
                                                Print Name

                                   EXHIBIT B-2

                               MERIDIAN DATA, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Meridian Data, Inc. 1992 Employee Stock Purchase Plan which began on _____________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                                Name and Address of Participant:

                                               --------------------------------

                                               --------------------------------

                                               --------------------------------


                                                Signature:

                                               --------------------------------

                                              Date:____________________________